UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 10, 2010

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Phillips-Van Heusen Corporation (the “Company”) completed its acquisition of Tommy Hilfiger B.V. and certain affiliated companies on May 6, 2010.  The acquisition has significantly impacted the way the Company and its chief operating decision maker manage, analyze and discuss its operating results and business and, as a result, the Company has re-cast its segments.  The Company’s Form 10-Q for the period ended August 1, 2010, which was filed on September 10, 2010, includes a discussion of the Company’s new segments, as well as a presentation of revenue and earnings (loss) before interest and taxes by segment for the thirteen and twenty-six week periods ended August 1, 2010 and August 2, 2009.

In order to assist investors in understanding the Company’s historical results for 2009 in the new segment format, the Company is furnishing the below schedules, which present the Company’s 2009 quarterly and annual revenue and earnings (loss) before interest and taxes by segment.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Presentation of Non-GAAP Amounts

The amounts referred to as non-GAAP in the following schedules exclude the costs incurred in connection with the Company’s restructuring initiatives announced in the fourth quarter of 2008 and executed during 2009, including the shutdown of the Company’s domestic production of machine-made neckwear, a realignment of the Company’s global sourcing organization, reductions in warehousing capacity, lease termination fees for the majority of the Company’s Calvin Klein specialty retail stores and other initiatives to reduce corporate and administrative expenses. The Company believes presenting its 2009 results excluding these costs provides useful additional information to investors. The Company also believes that the exclusion of such amounts facilitates comparing past results against future results by eliminating amounts that it believes are not comparable between periods, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. The Company further believes that investors often look at ongoing operations of an enterprise as a measure of assessing performance. The Company uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s Board of Directors and others. The Company’s results excluding these costs are also the basis for certain incentive compensation calculations.

PHILLIPS-VAN HEUSEN CORPORATION

Segment Data

(In thousands)

REVENUE BY SEGMENT

	Quarter	Quarter	Quarter	Quarter	Year
	Ended	Ended	Ended	Ended	Ended
	5/3/09	8/2/09	11/1/09	1/31/10	1/31/10
Heritage Brand Wholesale Dress Furnishings
Net sales	$ 120,857	$ 99,372	$ 146,499	$ 123,117	$ 489,845
Royalty revenue	1,601	1,390	1,411	1,457	5,859
Advertising and other revenue	423	309	415	534	1,681
Total	122,881	101,071	148,325	125,108	497,385

Heritage Brand Wholesale Sportswear
Net sales	124,121	88,817	148,721	111,442	473,101
Royalty revenue	2,487	2,948	2,345	2,353	10,133
Advertising and other revenue	735	87	665	444	1,931
Total	127,343	91,852	151,731	114,239	485,165

Heritage Brand Retail
Net sales	126,297	158,746	161,491	163,803	610,337
Royalty revenue	1,002	1,330	1,036	993	4,361
Advertising and other revenue	287	40	306	162	795
Total	127,586	160,116	162,833	164,958	615,493

Total Heritage Brands
Net sales	371,275	346,935	456,711	398,362	1,573,283
Royalty revenue	5,090	5,668	4,792	4,803	20,353
Advertising and other revenue	1,445	436	1,386	1,140	4,407
Total	377,810	353,039	462,889	404,305	1,598,043

Other (Calvin Klein Apparel)
Net sales	97,500	105,242	134,617	127,416	464,775
Total	97,500	105,242	134,617	127,416	464,775

Calvin Klein Licensing
Net sales	6,970	5,233	12,288	8,205	32,696
Royalty revenue	53,828	46,903	65,808	55,134	221,673
Advertising and other revenue	21,317	18,866	21,838	19,523	81,544
Total	82,115	71,002	99,934	82,862	335,913

Total Calvin Klein
Net sales	104,470	110,475	146,905	135,621	497,471
Royalty revenue	53,828	46,903	65,808	55,134	221,673
Advertising and other revenue	21,317	18,866	21,838	19,523	81,544
Total	179,615	176,244	234,551	210,278	800,688

Total Revenue
Net sales	475,745	457,410	603,616	533,983	2,070,754
Royalty revenue	58,918	52,571	70,600	59,937	242,026
Advertising and other revenue	22,762	19,302	23,224	20,663	85,951
Total	$ 557,425	$ 529,283	$ 697,440	$ 614,583	$2,398,731

PHILLIPS-VAN HEUSEN CORPORATION

Segment Data (Continued)

(In thousands)

EARNINGS (LOSS) BEFORE INTEREST AND TAXES BY SEGMENT

	Quarter Ended			Quarter Ended
	5/3/09			8/2/09
	Results			Results
	Under		Non-GAAP	Under		Non-GAAP
	GAAP	Adjustments(1)	Results	GAAP	Adjustments(1)	Results

Heritage Brand Wholesale Dress Furnishings	$ 16,168	$ (541)	$ 16,709	$ 4,161		$ 4,161

Heritage Brand Wholesale Sportswear	16,600	(513)	17,113	11,249	$ (188)	11,437

Heritage Brand Retail	(3,779)	(1,691)	(2,088)	11,737	(650)	12,387

Total Heritage Brands	28,989	(2,745)	31,734	27,147	(838)	27,985

Other (Calvin Klein Apparel)	957	(1,202)	2,159	7,598	(1,094)	8,692

Calvin Klein Licensing	33,951		33,951	35,775		35,775

Total Calvin Klein	34,908	(1,202)	36,110	43,373	(1,094)	44,467

Corporate	(14,783)	(773)	(14,010)	(19,071)	(4,324)	(14,747)

Total earnings (loss) before interest
and taxes	$ 49,114	$ (4,720)	$ 53,834	$ 51,449	$ (6,256)	$ 57,705

(1)

Adjustments for the quarters ended May 3, 2009 and August 2, 2009 represent the elimination of the costs incurred in these quarters in connection with the Company’s restructuring initiatives announced in the fourth quarter of 2008, including the shutdown of domestic production of machine-made neckwear, a realignment of the Company’s global sourcing organization, reductions in warehousing capacity and other initiatives to reduce corporate and administrative expenses.

PHILLIPS-VAN HEUSEN CORPORATION

Segment Data (Continued)

(In thousands)

EARNINGS (LOSS) BEFORE INTEREST AND TAXES BY SEGMENT

	Quarter Ended			Quarter Ended
	11/1/09			1/31/10
	Results			Results
	Under		Non-GAAP	Under		Non-GAAP
	GAAP	Adjustments(1)	Results	GAAP	Adjustments(1)	Results

Heritage Brand Wholesale Dress Furnishings	$ 25,224		$ 25,224	$ 10,513		$ 10,513

Heritage Brand Wholesale Sportswear	20,686		20,686	2,902		2,902

Heritage Brand Retail	11,312		11,312	9,559		9,559

Total Heritage Brands	57,222		57,222	22,974		22,974

Other (Calvin Klein Apparel)	5,649	$ (6,091)	11,740	2,991	$ (8,747)	11,738

Calvin Klein Licensing	45,043		45,043	40,065		40,065

Total Calvin Klein	50,692	(6,091)	56,783	43,056	(8,747)	51,803

Corporate	(17,478)	(83)	(17,395)	(13,217)		(13,217)

Total earnings (loss) before interest
and taxes	$ 90,436	$ (6,174)	$ 96,610	$ 52,813	$ (8,747)	$ 61,560

(1)

Adjustments for the quarters ended November 1, 2009 and January 31, 2010 represent the elimination of the costs incurred in these quarters in connection with the Company’s restructuring initiatives announced in the fourth quarter of 2008, principally related to lease termination fees for Calvin Klein specialty retail stores.

PHILLIPS-VAN HEUSEN CORPORATION

Segment Data (Continued)

(In thousands)

EARNINGS (LOSS) BEFORE INTEREST AND TAXES BY SEGMENT

	Year Ended
	1/31/10
	Results
	Under		Non-GAAP
	GAAP	Adjustments(1)	Results

Heritage Brand Wholesale Dress Furnishings	$ 56,066	$ (541)	$ 56,607

Heritage Brand Wholesale Sportswear	51,437	(701)	52,138

Heritage Brand Retail	28,829	(2,341)	31,170

Total Heritage Brands	136,332	(3,583)	139,915

Other (Calvin Klein Apparel)	17,195	(17,134)	34,329

Calvin Klein Licensing	154,834		154,834

Total Calvin Klein	172,029	(17,134)	189,163

Corporate	(64,549)	(5,180)	(59,369)

Total earnings (loss) before interest
and taxes	$ 243,812	$ (25,897)	$ 269,709

(1)

Adjustments for the year ended January 31, 2010 represent the elimination of the costs incurred in connection with the Company’s restructuring initiatives announced in the fourth quarter of 2008, including the shutdown of domestic production of machine-made neckwear, a realignment of the Company’s global sourcing organization, reductions in warehousing capacity, lease termination fees for the majority of the Company’s Calvin Klein specialty retail stores and other initiatives to reduce corporate and administrative expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By:      /s/ Bruce Goldstein

Bruce Goldstein

Senior Vice President and Controller

Date: September 10, 2010